EXHIBIT 32.2

CERTIFICATION OF SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, David W. Kalish, does hereby certify to his knowledge, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of this Amendment to the Annual Report on Form 10-K/A for the year ended December 31, 2009 of One Liberty Properties, Inc. (“the Registrant”), as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 28, 2010	/s/ David W. Kalish
David W. Kalish
Senior Vice President and
Chief Financial Officer